SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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☐    Definitive Proxy Statement
☒   Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

SUN HEALTHCARE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2011

SUN HEALTHCARE GROUP, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: April 19, 2011 Date: June 15, 2011 Time: 9:00 AM PDT Location: Executive Offices 18831 Von Karman Suite 400 Irvine CA 92612
SUN HEALTHCARE GROUP, INC. 101 SUN AVENUE, N.E. ALBUQUERQUE NM 87109
You are receiving this communication because you hold
shares in the above named company.

This is not a ballot.  You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

--- Before You Vote ---
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report     2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow àxxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
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advisor. Please make the request as instructed above on or before June 01, 2011 to facilitate timely delivery.

--- How to Vote ---
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
Marked by the arrow àxxxx xxxx xxxx available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you
1.	Election of Directors Nominees	vote 1 YEAR on the following proposal:
1	Gregory S. Anderson	4	Recommend, on an advisory basis, the
frequency of future advisory votes on
2	Tony M. Astorga	executive compensation.

3	Christian K. Bement
NOTE: Such other business will be transacted
4	Michael J. Foster	at the meeting as may properly come before
the meeting or any adjournment or
5	Barbara B. Kennelly	postponement thereof.

6	William A. Mathies

7	Milton J. Walters

The Board of Directors recommends you vote FOR proposals 2 and 3:

2	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011.

3	Approval, on an advisory basis, of the compensation of our named executive officers.